Commitments And Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies [Abstract]
Commitments And Contingencies
NOTE 7:	COMMITMENTS AND CONTINGENCIES

a.
CYREN Ltd., which was incorporated in Israel, partially financed its research and development expenditures under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In connection with specific research and development, the Company received $1,184 thousand of participation payments from the OCS pursuant to the government support program in place prior to 2012. In return for the OCS's participation in this program, the Company is committed to pay royalties at a rate of 3.0% of the developed product sales for the program through 2012 and 2.5% in 2013, up to 100% of the amount of grants received plus interest at annual LIBOR rate. The Company's total commitment for royalties payable with respect to future sales, based on OCS participations received or accrued, net of royalties paid or accrued, totaled approximately $962 thousand  as of December 31, 2013. For the years ended December 31, 2011, 2012 and 2013, the amounts of $61 thousand, $58 thousand and $78 thousand, respectively, were recorded as cost of revenues with respect to royalties due to the OCS.

b.	Operating leases:

Certain facilities of the Company are rented under operating lease agreements, which expire on various dates, the latest of which is in 2018.

Facilities rent expenses for 2011, 2012 and 2013 were approximately $410 thousand, $531 thousand and $985 thousand, respectively.

Annual minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2016 and other facility related leases), at the exchange rate in effect on December 31, 2013, are approximately as follows (in thousands):

2014	$1,203
2015	1,027
2016	733
2017	575
2018	268

$3,806

c.
(1) During late 2010, one of the Company's customers, among others, was named as a defendant in a patent infringement claim in a United States District Court involving four distinct patents.  In September 2011, the Company received an indemnification notification from the customer indicating that one or two of those patents may relate to the Company's technology, and the customer was reserving its rights.  On March 22, 2013, the customer reached a settlement in respect of the patent infringement claim.  Following the settlement, the customer requested that the Company contribute to the settlement amount in order to resolve their indemnification claim against the Company.  On July 23, 2013 a settlement agreement was reached with the customer. In full satisfaction of the customer's indemnity claim, the Company paid the customer $225,000.  The matter is now closed.

(2) The Company's German subsidiary is currently involved in three lawsuits that were initiated prior to the acquisition of eleven GmbH: i) a claim by a former employee regarding payment of a commission alleged to be in the amount of approximately EURO 139,000; ii) a claim by a hardware vendor in the amount of approximately EURO 90,000; and iii) a claim that was brought by eleven against BoxSentry, a customer, for failure to pay fees in the amount of approximately EURO 840,000. Based on management's estimates for legal claims, the Company has provided a provision in the amount of approximately $340 thousand.  The accounts receivable due from BoxSentry have been fully reserved for.